SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2006

Zynex Medical Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	33-26787-D	90-0275169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 South Park Way, Suite A-9, Littleton, CO 80120
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number:(303) 703-4906

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total pages: 4

Section 2 - Financial Information.

Item 2.02 Results of Operations and Financial Condition.

On October 18, 2006, Zynex Medical Holdings, Inc. (the “Company”) issued a press release regarding increases in its monthly unit orders for the two months of August and September 2006. The press release is attached as an exhibit to this Form 8-K.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit               Description
99.1          Press Release of Zynex Medical Holdings, Inc. dated October 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on as its behalf by the undersigned hereunto duly authorized.

Zynex Medical Holdings, Inc (Registrant)
Date: October 19, 2006	By:	/s/ Thomas Sandgaard
Thomas Sandgaard
President and Chief Executive Officer

Exhibit               Description

99.1          Press Release of Zynex Medical Holdings, Inc. dated October 18, 2006